Exhibit 10.1

FOURTH AMENDMENT TO LIMITED WAIVER TO CREDIT AGREEMENT AND FOURTH

AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO LIMITED WAIVER TO CREDIT AGREEMENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of October 31, 2017 (this “Fourth Amendment”), is entered into among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto, the Lenders (as defined below) party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement, dated as of January 6, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), CITIBANK, N.A., as L/C Issuer, and CITIBANK, N.A., as Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Limited Waiver described below or the Credit Agreement, as the context requires.

RECITALS

WHEREAS, reference is made to the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017 (as amended by (i) Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, (ii) Second Amendment to Limited Waiver to Credit Agreement, dated as of September 13, 2017, (iii) Third Amendment Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement, dated as of October 2, 2017, (iv) the Letter Agreement dated October 6, 2017 and as otherwise amended from time to time, the “Limited Waiver”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent and the Required Lenders;

WHEREAS, the Loan Parties have requested that the Lenders amend and waive certain provisions of (a) the Limited Waiver and (b) the Credit Agreement; and

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, are willing to agree to such amendments and waivers, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendment of Limited Waivers.

(a) Section 1(a) of the Limited Waiver is hereby amended and restated in its entirety as follows:

“(a) Annual Financial Statements. Notwithstanding anything else to the contrary in any Loan Document, the Administrative Agent and the Required Lenders hereby waive (with retroactive effect to March 31, 2017) any Default or Event of Default that has arisen or that may arise under the Credit Agreement or any other Loan Document from the failure to deliver, by March 31, 2017, the Company’s audited annual financials for the fiscal year ended December 31, 2016, together with the related report and opinion and other items required by Section 6.01(a) of the Credit Agreement and the Compliance Certificate relating thereto required by Section 6.02(a) of the Credit Agreement (collectively, the “Annual Financial Statement Deliverables”). The waiver in this Section 1(a) shall remain in effect at all times from and after March 31, 2017, so long as the Annual Financial Statement Deliverables are delivered in accordance with the Credit Agreement by no later than November 15, 2017; and failure to so deliver all or any of the Annual Financial Statement Deliverables on or prior to November 15, 2017, shall constitute an immediate Event of Default.”

(b) The definitions of “First and Second Quarter Financial Statement Due Date” and “Third Quarter Financial Statement Due Date” in Section 1(d) of the Limited Waiver are hereby amended and restated in their entirety as follows:

“First and Second Quarter Financial Statement Due Date” means January 2, 2018.

“Third Quarter Financial Statement Due Date” means January 2, 2018.

2. Amendments to Credit Agreement. On and as of the Fourth Amendment Effective Date:

(a) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clauses (a) and (b) to read as follows:

“(a) with respect to Initial Term Loans, (i) prior to the Amendment No. 4 Effective Date, (x) for Eurocurrency Rate Loans, 7.25% and (y) for Base Rate Loans, 6.25% and (ii) on and after the Amendment No. 4 Effective Date, (x) for Eurocurrency Rate Loans, 7.50% and (y) for Base Rate Loans, 6.50%; and

(b) with respect to Revolving Credit Loans, unused Revolving Credit Commitments, Swing Line Loans (which are to be maintained solely as Base Rate Loans), and Letter of Credit fees, (i) prior to the Amendment No. 4 Effective Date, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 7.25%, (B) for Base Rate Loans, 6.25% and (C) for unused commitment fees, 0.50% and (ii) on and after the Amendment No. 4 Effective Date, (x) until delivery of financial statements for the first full fiscal quarter ending after the Amendment No. 4 Effective Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans, EURIBOR Loans and Letter of Credit fees, 7.50%, (B) for Base Rate Loans, 6.50% and (C) for unused commitment fees, 0.50% and (y) thereafter, the percentages per annum set forth below, based upon the Consolidated First Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Consolidated First Lien Net Leverage Ratio	Eurocurrency Rate, EURIBOR and Letter of Credit Fees	Base Rate	Commitment Fee Rate
1	> 2.25 : 1.00	7.50%	6.50%	0.500%
2	≤ 2.25 : 1.00	7.25%	6.25%	0.375%
	> 2.00 : 1.00
3	≤ 2.00 : 1.00	7.00%	6.00%	0.375%”

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(b) The following definitions of “Amendment No. 4” and “Amendment No. 4 Effective Date” are hereby added in appropriate alphabetical order in Section 1.01 of the Credit Agreement:

““Amendment No. 4” shall mean the Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated as of October 31, 2017, among the Company, the Guarantors identified on the signature pages thereto, the Lenders party thereto, and the Administrative Agent.”

““Amendment No. 4 Effective Date” shall mean the “Fourth Amendment Effective Date”, as defined in Amendment No. 4.”

(c) Section 6.01 of the Credit Agreement is hereby amended by (A) deleting the “and” appearing at the end of clause (h) thereof, (B) replacing the “.” at the end of clause (i) thereof with “; and” and (C) inserting the following clause (j) immediately after clause (i) thereof:

“(j) On or prior to December 5, 2017, furnish or file for public availability on the Securities and Exchange Commission’s Electronic Data Gathering and Retrieval System (EDGAR) on a Form 8-K (i)(A) the estimated adjusted EBITDA of the Borrower and its Subsidiaries and (ii) the total estimated revenue of the Company and its Subsidiaries, in each case, with a range of no greater than $5,000,000, for the fiscal quarter ended September 30, 2017.”

3. Effectiveness: Conditions Precedent. This Fourth Amendment shall be effective, as of the date first above written, on the first date (the “Fourth Amendment Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Company, the Guarantors and the Required Lenders either a counterpart of this Fourth Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (or its counsel), which may include a facsimile transmission or other electronic transmission (including email as .pdf or .tif attachment), that such party has signed a counterpart hereof.

(b) The representations and warranties set forth in Section 5 of this Fourth Amendment shall be true and correct as of the date hereof.

4. Reaffirmation.

(a) Validity of Obligations. The Company and each other Loan Party acknowledges and agrees that, both before and after giving effect to this Fourth Amendment, the Company and each other Loan Party is indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and the Company and each other Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

(b) Validity of Guarantees. Each Guarantor hereby confirms and agrees that, its guarantee under the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

(c) Validity of Liens and Loan Documents. The Company and each other Loan Party hereby agrees and confirms that the Credit Agreement and each other Loan Document constitutes a legal, valid and binding obligation of the Company and each other Loan Party, in each case, to the extent party to such Loan Document, enforceable against the Company and each

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other Loan Party in accordance with its terms. The Company and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Company or any other Loan Party pursuant to the Loan Documents to which any of the Company or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Fourth Amendment, and except as expressly amended by this Fourth Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Fourth Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment. This Fourth Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

5. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the requisite power and authority, and the legal right, to enter into this Fourth Amendment. The Company and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Fourth Amendment. This Fourth Amendment constitutes a legal, valid and binding obligation of the Company and each other Loan Party signatory hereto, enforceable against the Company and each other Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) Accuracy of Representations and Warranties. Immediately after giving effect to this Fourth Amendment on the Fourth Amendment Effective Date, the representations and warranties of the Company and each other Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) No Default or Event of Default. As of the Fourth Amendment Effective Date, immediately after giving effect to this Fourth Amendment, no Default or Event of Default exists.

6. Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Fourth Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in each case, in the manner set forth in Section 10.04 of the Credit Agreement.

7. Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Fourth Amendment.

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8. Counterparts. This Fourth Amendment is a Loan Document. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Fourth Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

9. GOVERNING LAW. THIS FOURTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

10. Effect of this Agreement. Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

11. Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12. Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC., as Borrower

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

EMC INTERMEDIATE, LLC

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

POST MODERN EDIT, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

THE LAB AERO, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

ROW 44, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

N44HQ, LLC

By: Row 44, Inc., its Sole Member

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

EMERGING MARKETS COMMUNICATIONS, LLC

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

EMC ACQUISITION, LLC

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

SCISCO PARENT, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

SEAMOBILE INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

MARITEL HOLDINGS, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

MTN LICENSE CORP.

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

EMC-JV HOLDCO LLC

By:	/s/ Paul Rainey
	Name:	Paul Rainey
	Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Moore
	Name:	Michael Moore
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Vector Trading (Cayman) LP, as Lender

By:	/s/ James Murray
	Name:	James Murray
	Title:	Authorized Person

VC4 Debt Investments (US) LLC, as Lender

By:	/s/ James Murray
	Name:	James Murray
	Title:	Authorized Person

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

MainStay VP Floating Rate Fund, a series of MainStay Funds Trust, as Lender
By:	NYL Investors LLC,
Its Subadvisor

By:	/s/ Michelle Lim
	Name:	Michelle Lim
	Title:	Senior Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust, as Lender
By:	NYL Investors LLC,
Its Subadvisor

By:	/s/ Michelle Lim
	Name:	Michelle Lim
	Title:	Senior Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Empyrean Investments, LLC, as Lender

By:	/s/ C. Martin Meekins
	Name:	C. Martin Meekins
	Title:	Authorized Person

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

BlackRock Credit Alpha Master Fund L.P.
BY: BlackRock Financial Management Inc., in its capacity as investment advisor, as Lender

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

CA 534 Offshore Fund, Ltd, as Lender
By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

BlackRock Multi-Strategy Master Fund Limited, as Lender
By: BlackRock Institutional Trust Company, N.A., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

The Obsidian Master Fund, as Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Barclays Bank PLC, as a lender

By:	/s/ Nicole Webb
	Name:	Nicole Webb
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Ocean Trails CLO IV, as Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
	Name:	Ryan White
	Title:	Vice President

Ocean Trails CLO V, as Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
	Name:	Ryan White
	Title:	Vice President

Ocean Trails CLO VI, as Lender

By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Ryan White
	Name:	Ryan White
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

BNPP IP CLO 2014-1, Ltd., as Lender

By:	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

BNPP IP CLO 2014-II, Ltd., as Lender

By:	/s/ Vanessa Ritter
	Name:	Vanessa Ritter
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO 15, LIMITED as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO 16, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO 17, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO 18, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO 19, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO 20, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO XIII, LIMITED, as Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AMMC CLO XIV, LIMITED, as Lender

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

AGF Floating Rate Income Fund, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance CLO 2013-1 LTD, as Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance CLO 2014-1 Ltd., as Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance CLO 2015-1 Ltd., as Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

DaVinci Reinsurance Ltd., as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Floating-Rate Income Plus Fund, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Senior Floating-Rate Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Floating-Rate Income Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Senior Income Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Institutional Senior Loan Fund, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Limited Duration Income Fund, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Floating Rate Portfolio, as Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio, as Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Florida Power & Light Company, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Pacific Select Fund - Floating Rate Loan Portfolio, as Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Bank Loan Fund Series II
A Series Trust of Multi Manager Global Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance Bank Loan Fund Series III A Series Trust of Multi Manager Global Investment Trust, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Renaissance Investment Holdings Ltd, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund, as Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Senior Debt Portfolio, as Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Eaton Vance VT Floating-Rate Income Fund, as Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

ALM XVIII, LTD., as Lender, as Lender
By: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Apollo Credit Funding III Ltd., as Lender
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Apollo Credit Funding IV Ltd., as Lender
By: Apollo ST Fund Management, LLC, as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Apollo Credit Funding V Ltd., as Lender
By: Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Apollo Credit Funding VI Ltd., as Lender
By: Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Apollo Lincoln Fixed Income Fund, L.P., as Lender
By: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Apollo Senior Floating Rate Fund Inc., as Lender
By: Account 631203

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Apollo Tactical Income Fund Inc., as Lender
By: Account 361722

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-3, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2012-4, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-1, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2013-4, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-1, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-2, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-3, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-4, Ltd., as Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2014-5, Ltd. as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-1, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-2, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-3, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-4, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2015-5, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2016-1, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2016-2 Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle Global Market Strategies CLO 2016-3, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle US CLO 2016-4, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle US CLO 2017-1, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle US CLO 2017-2, Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Carlyle US CLO 2017-3 Ltd., as Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

NPB Manager Fund, SPC – Segregated Portfolio 102, as Lender

By:	/s/ Qazi Munirul Alam
	Name:	Qazi Munirul Alam
	Title:	CEO/CIO of Investment Sub-advisor

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

SDP Flagship Master Fund L.P., as Lender

By:	/s/ Qazi Munirul Alam
	Name:	Qazi Munirul Alam
	Title:	CEO/CIO of Investment Sub-advisor

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

NPB Manager Fund, SPC – Segregated Portfolio 103, as Lender

By:	/s/ Qazi Munirul Alam
	Name:	Qazi Munirul Alam
	Title:	CEO/CIO of Investment Sub-advisor

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

TRALEE CLO II, LTD, as Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

TRALEE CLO III, LTD, as Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Nebraska Investment Council, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Kansas Public Employees Retirement System, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Franklin US Floating Rate Plus Master Fund, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Franklin Templeton Series II Funds - Franklin Floating Rate II Fund, as Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series, as Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund, as Lender

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Lower Tier Floating Rate Fund, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Franklin Floating Rate Master Trust - Franklin Middle Tier Floating Rate Fund, as Lender

By:	/s/ Hague Van Dillen
	Name:	Hague Van Dillen
	Title:	Authorized Signer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

BARCLAYS BANK PLC, as Lender

By:	/s/ May Huang
	Name:	May Huang
	Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Kingsland VI, as Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Kingsland VII, as Lender
By:	Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Bower 1 LLC, as Lender
By:	Citibank N.A.

By:	/s/ Mitesh Bhakta
	Name:	Mitesh Bhakta
	Title:	Associate Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

SIC JV SPV FUNDING I LLC a Delaware limited liability company, as Lender

By: SIERRA SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company, its Designated Manager

By:	/s/ Christopher M. Mathieu
	Name:	Christopher M. Mathieu
	Title:	Authorized Person

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

MCC JV SPV FUNDING I LLC a Delaware limited liability company, as Lender

By: MCC SENIOR LOAN STRATEGY JV I LLC, a Delaware limited liability company its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Authorized Person

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

MEDLEY CREDIT STRATEGIES (KOC) LLC a Delaware limited liability company, as Lender

By: Medley SMA Advisors LLC, a Delaware limited liability company its manager

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

BNY Mellon Global High Yield Bond Fund, as Lender
By: Alcentra NY, LLC the investment manager

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Collective Trust High Yield Fund, as Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Dreyfus/Laurel Funds Trust - Dreyfus High Yield Fund, as Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Global-Loan SV S.a.r.l., as Lender
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Multi-Credit SV S.a.r.l., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2013-III CLO, Ltd., as Lender
BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2013-IV CLO, LTD, as Lender
By: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2014-V CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2014-VI CLO, Ltd., as Lender
By: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2015-VII CLO, Ltd., as Lender
By: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2015-VIII CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2016-IX CLO, Ltd., as Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Shackleton 2017-X CLO, Ltd., as Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

The Dreyfus/Laurel Funds, Inc. – Dreyfus Floating Rate Income Fund, as Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

US Loan SV S.a.r.l., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Credit Analyst

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XII CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XIII CLO, Limited, as Lender
By: its Investment Advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XIV CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XV CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XVI CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Venture XVIII CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Venture XXI CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Venture XXIII CLO, Limited, as Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Venture 28A CLO Limited, as Lender
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XIX CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management II LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Venture XVII CLO Limited, as Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Venture XXII CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Venture XXVI CLO, Limited, as Lender
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XXIV CLO, Limited, as Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XXIX CLO, Limited, as Lender
By: its investment advisor MJX Asset Management II LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

VENTURE XX CLO, Limited, as Lender
By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Franklin Custodian Funds-Franklin Income Fund, as Lender

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President, Franklin Advisers

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Macquarie Capital Funding LLC, as Lender

By:	/s/ Mimi Shah
	Name:	Mimi Shah
	Title:	Authorized Signatory

By:	/s/ Lisa Grushkin
	Name:	Lisa Grushkin
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Portrush Master Fund, Ltd., as Lender

By:	/s/ Edward Labrenz
	Name:	Edward Labrenz
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Sunrise Partners Limited Partnership, as Lender

By:	/s/ Douglas W. Ambrose
	Name:	Douglas W. Ambrose
	Title:	Executive Vice President of
Paloma Partners Management Company, general partner of
Sunrise Partners Limited Partnership

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

MARATHON CLO IX LTD., as Lender
By: MARATHON ASSET MANAGEMENT, L.P. as Portfolio Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Marathon CLO VI, Ltd., as Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

MARATHON CLO VII LTD., as Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]

Marathon CLO VIII Ltd., as Lender

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement]